UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 03, 2015

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Cortronix Biomedical Advancement Technologies, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	000-53700	98-0515701
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

8200 N.W. 41st Street, Suite 145B, Doral, FL 33166

(Address of Principal Executive Offices) (Zip Code)

(786) 859-3585
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

X	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Officer(s)

Effective September 3, 2015, Mr. Richard Hull resigned as the President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer of Cortronix Biomedical Advancement Technologies, Inc. (the “Company”).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cortronix Biomedical Advancement Technologies, Inc.

By:	/s/ Richard Hull
Name:	Richard Hull
Title:	Chief Executive Officer, President, Secretary and Treasurer and Director

Date: September 3, 2015